UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) April 27, 2004


                   BEAR STEARNS ASSET BACKED SECURITIES, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           Delaware                                   333-91334                                      13-3836437
------------------------------                 ------------------------                      ---------------------------
 (STATE OR OTHER JURISDICTION                        (COMMISSION                                  (I.R.S. EMPLOYER
      OF INCORPORATION)                              FILE NUMBER)                                IDENTIFICATION NO.)

383 Madison Avenue
New York, New York                                                                                      10179
------------------------------                                                               ---------------------------
    (ADDRESS OF PRINCIPAL                                                                            (ZIP CODE)
      EXECUTIVE OFFICES)


Registrant's telephone number, including area code, is (212) 272-2000



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Item 7.  Financial Statements Pro Forma Financial Information and Exhibits.
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         (a) Not applicable

         (b) Not applicable

         (c) Exhibits:

         1. Amendment No. 1 to the Pooling and Servicing Agreement, dated as of August 1, 2001, among Bear Stearns Asset Backed Securities, Inc., a Delaware corporation, as depositor (the "Depositor"), EMC Mortgage Corporation, a Delaware corporation, as seller (the "Seller") and master servicer (the "Master Servicer") and Wells Fargo Bank National Assocation (as successor to Wells Fargo Bank Minnesota, National Association), a national banking association, as trustee (the "Trustee") and securities administrator (the "Securities Administrator"), as amended by Amendment No. 1, dated as of June 25, 2002 (as amended, the "Pooling and Servicing Agreement").

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                           BEAR STEARNS ASSET BACKED SECURITIES,
                                           INC.

                                           By: /s/ Baron Silverstein
                                               ---------------------------------
                                           Name:   Baron Silverstein
                                           Title:  Vice President

Dated: April 27, 2004

                                    EXHIBITS